UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 15, 2011

AllianceBernstein l.p.
(Exact name of registrant as specified in its charter)

Delaware	000-29961	13-4064930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

AllianceBernstein L.P. (“AllianceBernstein”) is furnishing a presentation made by Peter S. Kraus, Chairman and Chief Executive Officer, at the 2011 Bank of America Merrill Lynch Banking and Financial Services Conference (“Conference”) on November 15, 2011 (“Presentation”).  The Presentation is attached hereto as Exhibit 99.01.

AllianceBernstein is furnishing a transcript of the portion of the Conference relating to the Presentation (“Transcript”).  The Transcript is attached hereto as Exhibit 99.02.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	Presentation.

99.02	Transcript.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AllianceBernstein l.p.

Dated: November 16, 2011	By:	/s/ Edward J. Farrell
Edward J. Farrell
Interim Chief Financial Officer and Corporate Controller